SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    January 11, 1999



                           RENAISSANCERE HOLDINGS LTD.
               (Exact name of registrant as specified in charter)




          Bermuda                        34-0-26512               98-013-8020
(State or other jurisdiction             (Commission            (IRS Employer
     of incorporation)                   File Number)        Identification No.)



Renaissance House, 8-12 East Broadway                              H 19
Pembroke, Bermuda                                               (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (441) 295-4513







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Item 5.  Other Events

          On January 11, 1999, RenaissanceRe Holdings Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits:

                  99.1 Press Release issued by RenaissanceRe Holdings Ltd., dated January 11, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            RENAISSANCERE HOLDINGS LTD.



                                             /s/ John M. Lummis
                                             ------------------
                                            Name:  John M. Lummis
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


January 11, 1999



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                                  EXHIBIT INDEX

Exhibit

99.1                     Press Release of the Company, dated January 11, 1999.